UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder DTF Tax-Free Income Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606
(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Eileen A. Moran, Vice Chairperson

Donald C. Burke

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Nathan I. Partain, CFA

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

Daniel J. Petrisko, CFA, Senior Vice President & Assistant Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

William J. Renahan, Vice President & Secretary

Dianna P. Wengler, Vice President & Assistant Secretary

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2018

LETTER TO

SHAREHOLDERS

June 14, 2018

Dear

Shareholder:

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND

We begin our discussion of the performance of DTF Tax-Free Income Inc. (the “DTF Fund” or the “Fund”) for the six months ended April 30, 2018 with a review of the municipal market environment in which the DTF Fund operates.

The municipal bond market produced a negative return of -0.97% for the six-months ended April 30, 2018 as measured by the Bloomberg Barclays Municipal Bonds Index. This negative return was mostly the result of the very weak first quarter of 2018, as higher US Treasury bond yields drove municipal bond prices lower. During the first three months of 2018, municipal bond yields rose by 44 and 41 basis points for 10- and 30-year AAA rated municipal bonds, respectively. During this same time period, 10- and 30-year US Treasury bonds saw yields move higher by 33 and 23 basis points, respectively, resulting in weaker relative municipal performance when compared to the US Treasury bond market. As a result of these higher municipal bond yields, the first quarter of 2018 was the first time in ten years that the municipal bond market has produced a negative quarterly return to start the year (-1.11%). The municipal market’s only other negative quarterly returns to start a year in the past 20 years occurred in 2005 (-0.03%) and 2008 (-0.61%).

For the six months ended on April 30, 2018, longer maturity bonds (15-plus years) outperformed short/intermediate maturity bonds (3-10 years), as investors remained attracted to the higher yields available further out on the yield curve. Additionally, lower quality bonds once again outperformed higher quality bonds as investors were willing to take additional credit risk in their quest for higher yields. Below investment grade securities (i.e., junk bonds), as measured by the Bloomberg Barclays Municipal High Yield Index, generated the best relative performance among credit quality tiers for the six months ended April 30, 2018, producing a total return of 2.60% (over 350 basis points higher than the total return of the Bloomberg Barclays Municipal Bonds Index over the same period).

The technical picture for municipal bonds remains mostly positive as the market continues to see lower levels of supply, which has helped to offset recent signs of weakening demand. The municipal market has benefited from reduced new issuance in the first quarter of 2018, as many municipal issuers advance refunded (i.e., refinanced) their higher-cost debt at the end of 2017 before their ability to do so on a federally tax-exempt basis was halted as a result of the 2017 tax legislation. This rush to get new issuances completed before year-end caused a sizable spike in supply levels in December 2017, but has resulted in a much slower pace of new supply through the first four months of 2018. At the same time, weakening demand in the form of lower mutual fund flows and concerns about future demand for municipal bonds from banks and insurance companies as a result of the lowering of the federal corporate tax rate to 21% have caused a more cautious stance on the market. Overall, the technical picture for municipal bonds remains positive as lower supply has helped to offset some of this weakening demand.

We continue to believe that municipal credit fundamentals will likely remain challenged by the burden of high fixed costs (mostly debt and pension obligations). However, we are expecting some modest improvement due to higher revenues generated from growth in tax collections as a result of a stronger housing market and from improved pension funding levels aided by the higher returns in the equity markets over the past twelve months. Although credit fundamentals have improved, thorough credit analysis remains important in this market, as all issuers are not created equal, even when they have similar credit ratings.

LOOKING AHEAD

Our outlook for municipal bonds is cautiously optimistic as we head into the second half of the fiscal year, due mostly to the potential for sizable net negative issuance. Net issuance is the net new supply of municipal bonds, after subtracting maturing bonds and bonds called for early repayment by issuers, and is forecast to possibly exceed negative $80 billion over the upcoming summer months. Additionally, valuations of municipal bonds appear increasingly attractive given the rising yields in 2018, especially when considering their taxable equivalent yields available compared to other fixed income investments. Market volatility is expected to continue in 2018, given the uncertainty of interest rates as well as the effects from the 2017 tax law amendments. In particular, we will be watching for changes in municipal demand from banks and insurance companies due to the recent tax law changes. While overall market fundamentals have improved, we continue to believe that now is not the time to take on additional credit risk in the municipal market, especially with credit spreads at historically tight levels. Finally, the ongoing economic recovery, rising inflation expectations and growing budget deficits could set the stage for a sustained and meaningful rise in borrowing costs. If that happens, the total return of leveraged bond funds, including the DTF Fund, would likely be reduced, possibly substantially.

THE FUND

In managing the DTF Fund, we continue to emphasize an investment strategy of investing mostly in “AA” and “A” rated callable revenue bonds with coupons of 5% or higher. These bonds with coupons above current market rates have helped to insulate the portfolio from the potential impact of higher interest rates. While 5% coupon bonds represent the lion’s share of the Fund’s holdings, we have selectively purchased bonds with coupons below 5% in an effort to add incremental yield without increasing credit risk. As of April 30, 2018, the DTF Fund held over 90% of its total assets in municipal bonds rated “A” or higher and over 89% in bonds with a 5% or greater coupon across multiple sectors. Pre-refunded, healthcare, general obligation, water & sewer, and education bonds represented the DTF Fund’s top five industry exposures. The DTF Fund continues to favor revenue bonds compared to general obligation bonds (approximately 89% revenue vs. 11% general obligation), as we prefer the predictable revenue streams and more settled legal structure afforded by revenue bonds. The DTF Fund remains well diversified geographically, with exposure to 31 states and the District of Columbia. The Fund continues to avoid bonds issued by the financially troubled Commonwealth of Puerto Rico or any of its agencies. The Fund remains diversified across maturities in order to help moderate the portfolio’s risk from potential changes in interest rates and potential changes to the shape of the yield curve that could result from future actions of the Federal Open Market Committee (the committee within the Federal Reserve that sets domestic monetary policy) or changing investor sentiment.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DTF Fund’s returns. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower-yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2018, the DTF Fund’s portfolio of investments duration was 6.3 years, compared to the Bloomberg Barclays Municipal Bond Index duration of 6.0 years.

As a practical matter, it is not possible for the DTF Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the DTF Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the DTF Fund, and would likely put downward pressure on both the net asset value and market prices of such funds.

Despite the challenges facing the municipal market, we believe that higher quality municipal bonds still offer reasonably good relative value and that investors are not adequately compensated for the risk of owning the lowest-rated bonds. The strong demand for lower-rated issues has decreased the yield advantage of taking on the additional credit risk. In addition, we have also limited new purchases of bonds with the very longest maturities as the municipal yield curve remains flat by historical standards (i.e., long-term yields are not as high in comparison to short-term yields as they historically have been). For example, as of April 30, 2018, a 20-year maturity, AAA rated municipal bond yields only 13 basis points less than a comparable bond with a 30-year maturity and has less interest rate risk.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return and the Bloomberg Barclays Municipal Bond Index:

Total Return[1] For the period indicated through April 30, 2018
	6 Months	One Year	Three Years (annualized)	Five Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	-5.0%	-8.1%	0.5%	0.5%
Net Asset Value[3]	-2.2%	0.6%	2.0%	2.3%
Bloomberg Barclays Municipal Bond Index[4]	-1.5%	1.6%	2.3%	2.4%
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 18 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.
[4]	The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

As of April 30, 2018, the DTF Fund was paying a $0.60 per share annualized dividend and had a closing price of $13.12 per share. An extended environment of historically low interest rates combined with more recent increases in leverage costs has added a significant element of risk to leveraged bond funds, including the DTF Fund. When bonds held in a portfolio mature or are called for redemption during a period of low interest rates, the proceeds generally need to be reinvested in lower yielding securities. Due to the DTF Fund’s investment policies, which allow it to purchase only investment grade rated bonds, a prolonged period of relatively low interest rates and modest reinvestment opportunities has reduced the availability of earnings to the DTF Fund. In addition, a steady increase in the cost of leverage relative to investment yields has further reduced the availability of earnings. After more than 10 years of either maintaining or increasing the Fund’s common dividend, the monthly dividend was reduced to $0.05 per share in April of 2017. The dividend cut last year was intended to better align the DTF Fund’s monthly distribution with its current and projected earnings and is subject to re-evaluation as the interest rate and credit environment changes. However, if the Fund’s net earnings continue to fall short of its dividend payout, the Fund’s balance of undistributed net income will decline further, possibly necessitating further dividend reductions.

BOARD OF DIRECTORS MEETING

At the regular March 2018 meeting of the Fund’s Board of Directors (the “Board”), the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
5.0	April 16	April 30
5.0	May 15	May 31
5.0	June 15	June 29

At the regular June 2018 meeting of the Fund’s Board of Directors (the “Board”), the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
5.0	July 16	July 31
5.0	August 15	August 31
5.0	September 17	September 28

ANNUAL SHAREHOLDER MEETING

The annual meeting of the Fund’s shareholders was held on March 13, 2018. At that meeting, holders of the Fund’s common stock reelected Donald C. Burke, Clifford W. Hoffman and Eileen A. Moran as directors of the DTF Fund.

Effective April 5, 2018, Mr. Hoffman resigned from the Board of Directors. Previously, on March 31, 2018, Virtus Investment Partners, Inc. (“Virtus”), the parent company of the Fund’s investment adviser, Duff & Phelps Investment Management Co., filed a Form 8-K with the SEC, stating that the Audit Committee of the Board of Directors of Virtus had approved the appointment of Deloitte & Touche LLP (“Deloitte”) as Virtus’s independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. Several days later, Mr. Hoffman, who is a retired Deloitte partner, informed the Board that, because of certain ongoing financial relationships he has with Deloitte, he is required to maintain independence from Deloitte’s attest clients, including Virtus, and that, as a result, he had determined that it was necessary for him to resign from the Board. Mr. Hoffman joined the Board in 2016 and management would like to thank him for his insights and guidance during the time he was able to serve on the Board.

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of April 30, 2018, the Fund’s leverage consisted of $65 million of Variable Rate MuniFund Term Preferred Shares (VMTP). On that date, the total amount of leverage represented approximately 34% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e. long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in modest reinvestment opportunities for the DTF Fund’s portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA Vice President and Chief Investment Officer	Nathan I. Partain, CFA Director, President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2018

(Unaudited)

Principal Amount (000)	Description (a)	Value
LONG-TERM INVESTMENTS—148.2%
	Alabama—1.7%
$2,000	Jefferson Cnty. Brd. of Ed. Pub. Sch. Warrants, 5.00%, 2/01/46	$2,216,220

	Alaska—0.3%
290	Anchorage Elec. Util. Rev., 5.00%, 12/01/36	318,400

	Arizona—3.9%
1,350	Arizona St. Univ. Rev., 5.00%, 7/01/37	1,531,616
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj., 5.00%, 12/01/42	714,058
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., 4.00%, 1/01/34	1,037,050
500	Northern Arizona Univ. Rev., 5.00%, 6/01/40	549,940
1,000	Northern Arizona Univ. SPEED Rev., (Stimulus Plan for Econ. and Edl. Dev.), 5.00%, 8/01/38	1,088,780

		4,921,444

	California—23.1%
1,000	Bay Area Toll Auth. Rev., 5.125%, 4/01/39, Prerefunded 4/01/19 @ $100 (b)	1,031,190
1,500	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46	1,659,405
275	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	281,911
1,000	California St. Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, 4.00%, 11/01/44	1,017,420
100	California St. Muni. Fin. Auth. Student Hsg. Rev., Bowles Hall Foundation, 5.00%, 6/01/35	108,224
1,000	California St. Gen. Oblig., 5.00% 10/01/28	1,150,480

Principal Amount (000)	Description (a)	Value
$355	California St. Gen. Oblig., 6.00%, 4/01/38 Prerefunded 4/01/19 @ $100 (b)	$356,526
645	California St. Gen. Oblig., 6.00%, 4/01/38	647,772
500	California St. Gen. Oblig., 5.50%, 3/01/40	533,340
2,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.25%, 9/01/29	2,274,960
2,000	California Statewide Communities Dev. Auth. Rev., St. Joseph Hlth. Sys., 5.75%, 7/01/47, FGIC, Prerefunded 7/01/18 @ $100 (b)	2,013,400
575	Contra Costa Cnty. Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/35, BAM	662,227
1,000	Garden Grove Successor Agy. to Agy. Cmty. Dev., Tax Allocation, 5.00%, 10/01/31, BAM	1,139,180
2,000	Gilroy Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/41	2,052,240
2,825	Golden St. Tobacco Securitization Corp. Rev., 5.75%, 6/01/47	2,906,134
280	Lancaster Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/33, AGM	320,855
1,000	Los Angeles Cnty. Santn. Dists. Fin. Auth. Rev., 5.00%, 10/01/34	1,149,230
450	Manteca City Wtr. Rev., 5.00%, 7/01/33	494,586
250	Palm Desert Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/28, BAM	295,930
2,500	Riverside Cnty. Sngl. Fam. Rev., 7.80%, 5/01/21, Escrowed to maturity (b)	2,903,925
780	Sacramento Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 12/01/24, BAM	899,675
1,000	San Jose Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/42	1,037,560

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Principal Amount (000)	Description (a)	Value
$1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/32	$1,384,954
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/30	2,242,100
1,000	Temple City Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/43	1,024,690

		29,587,914

	Colorado—2.7%
400	Denver Conv. Center & Hotel Auth. Rev., 5.00%, 12/01/27	457,188
1,000	Eagle River Wtr. & Santn. Dist. Enterprise Wstwtr. Rev., 5.00%, 12/01/42	1,098,000
1,130	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	1,401,844
500	Univ. of Colorado Enterprise Rev., 4.00%, 6/01/43	517,630

		3,474,662

	Connecticut—4.1%
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/32	743,456
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/41	1,052,480
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	588,637
500	Connecticut St. Hsg. Auth. Rev., 3.20%, 11/15/33	488,005
1,000	S. Central Connecticut Reg. Wtr. Auth. Rev., 5.00%, 8/01/41 Prerefunded 8/01/21 @ $100 (b)	1,092,520
1,200	Univ. of Connecticut Student Fee Rev., 5.00%, 11/15/43	1,332,864

		5,297,962

	District of Columbia—0.8%
1,000	District of Columbia Inc. Tax Rev., 5.00%, 12/01/31	1,057,880

Principal Amount (000)	Description (a)	Value
	Florida—21.3%
$755	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	$860,239
1,500	Broward Cnty. Port Fac. Rev., 6.00%, 9/01/23	1,579,770
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/01/36	1,030,180
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp., 6.00%, 8/15/36	1,072,870
2,000	Florida St. Brd. of Ed. Cap. Outlay Gen. Oblig., 5.00%, 6/01/41	2,143,020
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/01/33	2,598,771
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44	1,070,640
500	Lee Cnty. Tran. Fac. Rev., 5.00%, 10/01/35, AGM	553,940
1,080	Miami Beach Hlth. Facs. Auth. Hosp. Rev., 5.00%, 11/15/39	1,141,560
500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	555,195
500	Miami-Dade Cnty. Expwy. Auth. Rev., 5.00%, 7/01/33	567,265
1,065	Miami-Dade Cnty. Ed. Facs. Auth. Rev., 5.00%, 4/01/45	1,165,057
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,464,822
250	Miami-Dade Cnty. Aviation Rev., 5.00%, 10/01/32	270,735
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev., 5.00%, 7/01/35	2,203,020
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/01/38	1,105,990
2,000	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,475,080
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,493,074
830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	936,174

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Principal Amount (000)	Description (a)	Value
$200	Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/01/41	$214,720
250	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 4.00%, 7/01/42	253,962
470	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 5.00%, 7/01/47	527,190

		27,283,274

	Georgia—2.3%
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/01/32	560,565
300	Atlanta Wtr. & Wstwtr. Rev., 5.00%, 11/01/26	347,037
2,000	Metro. Atlanta Rapid Tran. Auth. Rev., 5.00%, 7/01/39 Prerefunded 7/01/19 @ $100 (b)	2,072,860

		2,980,462

	Illinois—13.8%
500	Chicago Multi-Family Hsg. Rev., 4.90%, 3/20/44, FHA	513,220
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/01/30, AGM	1,094,540
620	Chicago O’Hare Intl. Arpt. Rev., 5.25%, 1/01/42	701,443
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	288,470
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	276,777
650	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	749,755
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	276,883
500	Chicago Wtrwks. Rev., 5.00%, 11/01/44	533,370
1,225	Illinois St. Fin. Auth. Rev., Advocate Hlthcare. Network, 5.00%, 5/01/45	1,326,307
525	Illinois St. Fin. Auth. Rev., Centegra Hlth. Sys., 5.00%, 9/01/42	549,591

Principal Amount (000)	Description (a)	Value
$520	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 8/15/37	$562,604
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	991,430
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 5.00%, 11/15/39	1,094,130
1,025	Illinois St. Fin. Auth. Rev., Swedish Covenant Hosp., 6.00%, 8/15/38, Prerefunded 2/15/20 @ $100 (b)	1,096,545
1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	1,040,900
2,000	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,145,000
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/01/41	835,455
300	Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/01/27	341,841
1,000	Railsplitter Tobacco Settlement Auth. Rev., 6.00%, 6/01/28 Prerefunded 6/01/21 @ $100 (b)	1,114,780
1,000	Sales Tax Securitization Corp. Rev., 5.00%, 1/01/48	1,095,400
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	1,079,470

		17,707,911

	Indiana—2.6%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	271,834
1,000	Indiana St. Fin. Auth. Rev. State Revolving Fund, 5.00%, 2/01/31 Prerefunded 2/01/21 @ $100 (b)	1,077,820
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev., 5.00%, 2/01/38, Prerefunded 8/01/18 @ $100 (b)	2,016,200

		3,365,854

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Louisiana—5.1%
$1,250	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/30	$1,386,400
500	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/36	550,000
1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38	1,382,262
300	New Orleans Swr. Svc. Rev., 5.00%, 6/01/44	325,644
500	Port of New Orleans Brd. of Commissioners Port Fac. Rev., 5.00%, 4/01/33	535,205
1,100	Regional Tran. Auth. Sales Tax Rev., 5.00%, 12/01/30, AGM	1,170,840
1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1 Rev., 5.00%, 11/01/37	1,095,010

		6,445,361

	Maine—1.8%
95	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33, Prerefunded 7/1/23 @ $100 (b)	107,074
905	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	978,794
610	Portland General Arpt. Rev., 5.00%, 7/01/31	659,142
540	Portland General Arpt. Rev., 5.00%, 7/01/32	581,774

		2,326,784

	Maryland—1.1%
250	Baltimore Convention Center Hotel Rev., 5.00%, 9/01/36	276,682
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Anne Arundel Hlth. Sys., 5.00%, 7/01/39	1,099,930

		1,376,612

	Massachusetts—7.3%
3,000	Massachusetts St. Bay Trans. Auth. Rev., 5.50%, 7/01/29, NRE	3,798,240

Principal Amount (000)	Description (a)	Value
$500	Massachusetts St. Gen. Oblig., Adjustable Rate Bond, 1.53%, 3/01/26	$500,000
1,000	Massachusetts St. Gen. Oblig., 5.25%, 9/01/25, AGM	1,184,590
1,000	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	1,254,130
2,000	Massachusetts St. College Bldg. Auth. Rev., 5.00%, 5/01/40 Prerefunded 5/1/20 @ $100 (b)	2,119,720
410	Massachusetts St. Port Auth. Rev., 5.00%, 7/01/47	455,801

		9,312,481

	Michigan—1.9%
1,000	Holland Elec. Util. Sys. Rev., 5.00%, 7/01/39	1,076,510
550	Michigan St. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/01/44	600,198
500	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	515,195
225	Royal Oak Hosp. Fin. Auth. Rev., William Beaumont Hosp., 5.00%, 9/01/39	243,760

		2,435,663

	Nebraska—2.2%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev., 5.00%, 1/01/34	539,120
1,900	Omaha Gen. Oblig., 5.25%, 4/01/27	2,284,845

		2,823,965

	New Jersey—1.7%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	428,564
240	New Jersey St. Tpk. Auth. Rev., 4.00%, 1/01/35	250,762
350	New Jersey St. Tpk. Auth. Rev., 5.00%, 1/01/36 Prerefunded 1/01/19 @ $100 (b)	357,256

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Principal Amount (000)	Description (a)	Value
$1,000	Tobacco Settlement Financing Corp. Rev., 5.25%, 6/01/46	$1,110,630

		2,147,212

	New York—10.5%
1,000	Albany Indl. Dev. Agy. Rev., Brighter Choice Charter Sch., 5.00%, 4/01/32	900,380
300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev., Catholic Hlth. Sys., 5.25%, 7/01/35	328,815
700	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	761,474
530	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	596,838
435	New York Cntys. Tobacco Trust VI Rev., 5.00%, 6/01/45	461,683
1,000	New York City Transitional Fin. Auth. Rev., 5.00%, 2/01/34	1,129,920
1,000	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.00%, 6/15/34	1,111,280
1,000	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.375%, 6/15/43	1,081,960
1,000	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.50%, 6/15/43	1,085,660
1,500	New York St. Dorm. Auth. Rev., 7.25%, 10/01/28, Prerefunded 10/01/18 @ $100 (b)	1,533,195
2,000	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,274,500
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/01/33	1,008,036
500	Triborough Bridge & Tunnel Auth. Rev., 5.00% 11/15/30	552,565
195	TSASC Inc. Tobacco Settlement Rev., 5.00%, 6/01/34	214,079

Principal Amount (000)	Description (a)	Value
$400	Utility Debt Securitization Auth. Restructuring Rev., 5.00%, 12/15/31	$451,664

		13,492,049

	Ohio—5.9%
750	Deerfield Twp. Tax Increment Rev., 5.00%, 12/01/25	751,905
555	Northeast Ohio Regl. Swr. Dist. Rev., 4.00%, 11/15/43	573,082
500	Ohio St. Gen. Oblig., 5.00%, 9/01/30 Prerefunded 9/01/20 @ $100 (b)	534,565
2,000	Ohio St. Hosp. Rev., Univ. Hosp. Hlth. Sys., 4.00%, 1/15/44	1,977,720
1,040	Ohio St. Tpk. Comm. Rev., 5.00%, 2/15/31 Prerefunded 2/15/20 @ $100 (b)	1,096,326
2,445	Ohio St. Wtr. Dev. Auth. Rev., 5.50%, 6/01/20, AGM	2,625,245

		7,558,843

	Oregon—1.8%
500	Oregon St. Gen. Oblig., 5.00%, 5/01/41	566,835
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32	626,624
1,000	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. Convertible CAB, 0.00%, 6/15/36	1,128,690

		2,322,149

	Pennsylvania—4.8%
170	Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys., 5.00%, 7/01/35	185,239
2,000	Delaware River Port Auth. Rev., 5.00%, 1/01/34	2,199,200
500	Pennsylvania St. Higher Ed. Facs. Auth. Rev., 5.00%, 6/15/28	529,680
1,020	Pennsylvania St. Tpk. Commision, Oil Franchise Tax Rev., 5.00%, 12/01/23, AGC, Prerefunded 12/01/19 @ $100 (b)	1,069,480

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Principal Amount (000)	Description (a)	Value
$2,000	Philadelphia Wtr. & Wstwtr. Rev., 5.00%, 1/01/41	$2,111,060

		6,094,659

	Rhode Island—2.3%
1,070	Rhode Island St. Clean Wtr. Fin. Agy., Wtr. Poll. Control Rev. (Green Bonds), 5.00%, 10/01/32	1,219,425
1,600	Rhode Island St. Hlth. & Edl. Bldg. Corp., Higher Ed. Facs. Rev., Providence College, 5.00%, 11/01/41	1,710,432

		2,929,857

	South Carolina—2%
2,000	Charleston Cnty. Spl. Source Rev., 5.00%, 12/01/32	2,242,280
290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	330,148

		2,572,428

	Tennessee—5.2%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	268,840
1,620	Tennessee St. Energy Acquisition Corp. Rev., 5.25%, 9/01/20	1,727,406
1,000	Tennessee St. Energy Acquisition Corp. Rev., 5.25%, 9/01/21	1,087,990
740	Tennessee St. Hsg. Dev. Agy. Rev., 3.625%, 7/01/32	750,175
500	Tennessee St. Hsg. Dev. Agy. Rev., 3.90%, 7/01/42	500,360
2,000	Tennessee St. Sch. Bond Auth. Rev., 5.00%, 11/01/42	2,307,000

		6,641,771

	Texas—7.7%
850	Austin Indep. Sch. Dist. Gen. Oblig., 4.00%, 8/01/36, PSF	884,510
1,000	Dallas Area Rapid Transit Rev., 5.25%, 12/01/48, Prerefunded 12/01/18 @ $100 (b)	1,019,590

Principal Amount (000)	Description (a)	Value
$650	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41	$727,259
500	Houston Arpt. Sys. Rev., 5.00%, 7/01/32	538,040
1,000	Houston Hotel Occupancy Tax & Spl. Rev., 5.25%, 9/01/29	1,084,990
1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32	1,573,405
90	Klein Indep. Sch. Dist. Gen. Oblig., 5.00%, 8/01/38, PSF, Prerefunded 8/01/18 @ $100 (b)	90,729
1,000	North Texas Twy. Auth. Rev., 5.00%, 1/01/31	1,118,670
1,000	North Texas Twy. Auth. Rev., 4.00%, 1/01/43	1,009,550
700	San Antonio Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 5.00%, 8/15/38, PSF	798,147
1,000	Upper Trinity Reg. Wtr. Dist. Rev., 4.00%, 8/01/37, AGM	1,018,340

		9,863,230

	Vermont—2.1%
2,000	Univ. of Vermont & St. Agric. College Gen. Oblig., 5.00%, 10/01/38	2,163,300
500	Vermont St. Edl. and Hlth. Bldg. Fin. Agy. Rev., Univ. of Vermont Med. Center, 5.00%, 12/01/35	556,845

		2,720,145

	Virginia—2.9%
1,250	Riverside Regl. Jail Auth. Fac. Rev., 5.00%, 7/01/26	1,445,775
2,000	Virginia St. College Bldg. Auth. Rev., 5.00%, 2/01/23	2,242,420

		3,688,195

	Washington—1%
1,000	King Cnty. Wtr. Rev., 5.00%, 7/01/41	1,133,760

	West Virginia—0.3%
300	Monongalia Cnty. Bldg. Comm. Rev., 5.00%, 7/01/30	333,705

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Wisconsin—2.8%
$1,180	Wisconsin St. Pub. Fin. Auth. Hosp. Rev., Renown Reg. Med. Ctr., 5.00%, 6/01/40	$1,281,976
250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	243,310
190	Wisconsin St. Gen. Rev., 6.00%, 5/01/33, Prerefunded 5/01/19 @ $100 (b)	197,851
1,810	Wisconsin St. Gen. Rev., 6.00%, 5/01/33 Prerefunded 5/01/19 @ $100 (b)	1,884,789

		3,607,926

	Wyoming—1.2%
1,490	Wyoming St. Farm Loan Brd. Cap. Facs. Rev., 5.75%, 10/01/20	1,549,362

	Total Long-Term Investments (Cost $183,325,553)	189,588,140

	TOTAL INVESTMENTS—148.2%
	(Cost $183,325,553)	189,588,140
	Variable Rate MuniFund Term Preferred Shares at liquidation value—(50.8)%	(65,000,000)
	Other assets less other liabilities—2.6%	3,373,211

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$127,961,351

(a)	The following abbreviations are used in the portfolio descriptions:

AGC—Assured Guaranty Corp.*

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

CAB—Capital Appreciation Bond

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company*

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2018:

Level 2
Municipal bonds	$189,588,140

There were no Level 1 or Level 3 priced securities held and there were no transfers between Level 1, Level 2 or Level 3 related to securities held at April 30, 2018.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2018

(Unaudited)

Summary of Ratings as a Percentage of Long-Term Investments

Rating *	%
AAA	4.0
AA	52.1
A	32.8
BBB	7.5
BB	0.3
B	2.0
NR	1.3

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 1.3% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Total Investments

%
Pre-Refunded	13.2
Healthcare	11.9
General Obligation	11.3
Education	10.4
Water & Sewer	10.4
Special Tax	10.0
Transportation	7.5
Leasing	5.2
Tax Allocation	4.4
Electric & Gas	4.2
Other	11.5

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018

(Unaudited)

ASSETS:

Investments, at value (cost $183,325,553)	$189,588,140

Cash	734,266

Interest receivable	2,647,714

Prepaid expenses	44,826

Total assets	193,014,946

LIABILITIES:

Investment advisory fee (Note 3)	79,698

Administrative fee (Note 3)	14,836

Accrued expenses	47,446

Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering cost of $88,385) (Note 6)	64,911,615

Total liabilities	65,053,595

NET ASSETS APPLICABLE TO COMMON STOCK	$127,961,351

CAPITAL:

Common stock ($0.01 par value per share; 599,997,400 shares authorized, 8,520,685 issued and outstanding)	$85,207

Additional paid-in capital	120,177,584

Undistributed net investment income	1,281,134

Accumulated net realized gain on investments	154,839

Net unrealized appreciation on investments	6,262,587

Net assets applicable to common stock	$127,961,351

NET ASSET VALUE PER SHARE OF COMMON STOCK	$15.02

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2018

(Unaudited)

INVESTMENT INCOME:

Interest	$3,725,718

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 6)	874,708

Investment advisory fees (Note 3)	487,114

Administrative fees (Note 3)	91,266

Directors’ fees	46,366

Professional fees	36,765

Custodian fees	34,275

Reports to shareholders	22,260

Transfer agent fees	12,395

Other expenses	33,538

Total expenses	1,638,687

Net investment income	2,087,031

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	154,839

Net change in unrealized appreciation (depreciation) on investments	(5,100,538)

Net realized and unrealized loss on investments	(4,945,699)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(2,858,668)

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2018 (Unaudited)	For the year ended October 31, 2017

OPERATIONS:

Net investment income	$2,087,031	$4,556,811

Net realized gain	154,839	365,427

Net change in unrealized depreciation	(5,100,538)	(3,831,922)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(2,858,668)	1,090,316

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(2,557,672)	(5,964,011)

Net realized gains	(310,389)	(436,949)

Decrease in net assets from distributions to common stockholders (Note 5)	(2,868,061)	(6,400,960)

CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of -0- shares and 1,675 shares, respectively	—	25,963

Net increase in net assets derived from capital stock transactions	—	25,963

Total decrease in net assets	(5,726,729)	(5,284,681)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	133,688,080	138,972,761

End of period (including undistributed net investment income of $1,281,134 and $1,682,918, respectively)	$127,961,351	$133,688,080

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2018

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$4,356,494

Expenses paid	(893,142)

Interest expense paid	(789,640)

Purchase of investment securities	(19,163,099)

Proceeds from sales and maturities of investment securities	19,576,082

Net cash provided by operating activities		$3,086,695

Cash flows provided by (used in) financing activities:

Distributions paid	(2,868,061)

Net cash used in financing activities		(2,868,061)

Net increase in cash		218,634

Cash-beginning of period		515,632

Cash-end of period		$734,266

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities:

Net decrease in net assets resulting from operations		$(2,858,668)

Purchase of investment securities	(19,163,099)

Proceeds from sales and maturities of investment securities	19,576,082

Net amortization and accretion of premiums and discounts on debt securities	660,591

Amortization of deferred offering costs	15,886

Net realized gain on investments	(154,839)

Net change in unrealized (appreciation) depreciation on investments	5,100,538

Increase in interest receivable	(29,815)

Decrease in accrued expenses	(59,981)

Total adjustments		5,945,363

Net cash provided by operating activities		$3,086,695

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2018 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.69	$16.31	$16.31	$16.70	$15.74	$17.39

Net investment income	0.25	0.54	0.57	0.69	0.73	0.84
Net realized and unrealized gain (loss)	(0.58)	(0.41)	0.30	(0.24)	1.08	(1.64)
Distributions on remarketed preferred stock from net investment income(1)	—	—	—	—	—	(0.01)

Net increase (decrease) from investment operations applicable to common stock	(0.33)	0.13	0.87	0.45	1.81	(0.81)

Distributions on common stock:
Net investment income	(0.30)	(0.70)	(0.84)	(0.84)	(0.85)	(0.84)
Net realized gains	(0.04)	(0.05)	(0.03)	—	—	—

Total distributions	(0.34)	(0.75)	(0.87)	(0.84)	(0.85)	(0.84)

Net asset value, end of period	$15.02	$15.69	$16.31	$16.31	$16.70	$15.74

Per share market value, end of period	$13.12	$14.16	$15.08	$15.13	$15.15	$14.16

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.53%*	2.29%	2.16%	1.86%	1.89%	1.36%
Operating expenses, without leverage	1.15%*	1.15%	1.13%	1.11%	1.13%	1.14%
Net investment income	3.22%*	3.42%	3.45%	4.21%	4.51%	5.03%
SUPPLEMENTAL DATA:
Total return on market value(2)	(5.04)%	(1.21)%	5.31%	5.55%	13.19%	(16.98)%
Total return on net asset value(2)	(2.15)%	0.95%	5.41%	2.77%	11.79%	(4.75)%
Portfolio turnover rate	10%	17%	14%	16%	9%	15%
Net assets applicable to common stock, end of period (000’s omitted)	$127,961	$133,688	$138,973	$138,981	$142,225	$134,107
Preferred stock outstanding, end of period (000’s omitted)	$65,000	$65,000	$65,000	$65,000	$65,000	$65,000
Asset coverage ratio on preferred stock(3)	297%	306%	314%	314%	319%	306%

*	Annualized
(1)	The remarketed preferred stock was fully redeemed in 2013.
(2)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(3)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2014 to 2017 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 6.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2018

(Unaudited)

average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2018 were $46,366.

D. Affiliated Shareholder: At April 30, 2018, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 34,265 shares of the Fund which represent 0.40% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were $18,850,373 and $19,576,082, respectively.

Note 5. Distributions and Tax Information

At October 31, 2017, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$184,504,785	$11,862,705	$(447,351)	$11,415,354

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid to common shareholders during the year ended October 31, 2017 was as follows:

10/31/2017
Distributions paid from:
Tax-exempt income	$5,964,011
Ordinary income	218,402
Long-term capital gains	218,547

Total distributions	$6,400,960

The tax character of distributions paid in 2018 will be determined at the Fund’s fiscal year end, October 31, 2018.

Note 6. Variable Rate MuniFund Term Preferred Shares

The Fund has issued and outstanding 650 shares of Series 2021 Variable Rate MuniFund Term Preferred Shares (VMTP Shares) each with a liquidation preference of $100,000. The VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VMTP Shares on January 31, 2021, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2018

(Unaudited)

Key terms of the series of VMTP Shares at April 30, 2018 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2021	650	$65,000,000	SIFMA Municipal Swap Index + 1.40%	3.15%	1/31/2021

The Fund incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the five year life of the VMTP Shares. Amortization of these deferred offering costs of $15,886 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the VMTP shares under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The average daily liquidation value outstanding and the weighted daily average dividend rate of the VMTP Shares during the six months ended April 30, 2018, were $65,000,000 and 2.64%, respectively.

The VMTP Shares are not listed on any exchange or automated quotation system. The fair value of the VMTP Shares is estimated to be their liquidation preference. The VMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at liquidation value.

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dtffund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end general and insured municipal debt funds for the 1-, 2-, 3-, 4-, and 5-year periods ended June 30, 2017. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Bloomberg Barclays Municipal Bond Index and the Broadridge Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Broadridge). The Committee noted that the Fund’s NAV total return had outperformed the Bloomberg Barclays Municipal Bond Index for the 3- and 5-year periods ended June 30, 2017, while noting that it had underperformed the index for the most recent 1-year period. The Committee further noted that the Fund’s NAV total return had underperformed compared to the Broadridge Leveraged Municipal Debt Fund Average for the 1-, 3-, and 5-year periods ended June 30, 2017. The

Contracts Committee further noted that on a market value total return basis, the Fund had underperformed the Bloomberg Barclays Municipal Bond Index over the 1-, 3- and 5-year periods ended June 30, 2017, and underperformed the Broadridge Leveraged Municipal Debt Fund Average over the 1-, 3- and 5-year periods ended June 30, 2017. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was above the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of total assets, but lower than the median of its Broadridge expense group on the basis of assets attributable to common stock.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The reasons are that leverage-related expenses on a fund’s income statement are affected not only by the amount of leverage used, but also by the form and terms of such leverage, making direct comparisons between funds difficult. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is slightly higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fee charged to the Fund is reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2019. On December 14, 2017, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2019.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dtffund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 13, 2018. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
To elect three directors to serve until the Annual Meeting in the year 2021 or until their successors are duly elected and qualified:
Donald C. Burke	6,575,895	432,577
Clifford W. Hoffman**	6,580,006	428,466
Eileen A. Moran	6,582,201	426,271

*	Directors whose term of office continued beyond this meeting are as follows: Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Nathan I. Partain and David J. Vitale.
**	Resigned effective April 5, 2018.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 29, 2018) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 28, 2018

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	June 28, 2018